                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                November 8, 2004
                Date of Report (Date of earliest event reported)

                               AMH HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                                                  16-1693178
           Delaware                         000-                (IRS Employer
(State or Other Jurisdiction of   (Commission File Number)   Identification No.)
        Incorporation)

                                 3773 State Road
                           Cuyahoga Falls, Ohio 44223
                    (Address of Principal Executive Offices)

                                 (800) 257-4335
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 8, 2004, Associated Materials Incorporated ("AMI") and AMH Holdings, Inc. ("AMH"), the indirect parent company of AMI, issued a press release announcing their financial results for the third quarter and nine months ended October 2, 2004. A copy of the press release is attached as Exhibit 99.1 hereto.

         The information furnished in this report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

The following exhibit is not filed but is furnished as described above.

Exhibit Number    Description of Document
--------------    -----------------------
99.1              Press Release, dated November 8, 2004, issued by AMI and AMH.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMH HOLDINGS, INC.


DATE:  November 8, 2004               By:   /s/ D. Keith LaVanway
                                          --------------------------------------
                                            D. Keith LaVanway
                                            Vice President-Finance, Chief
                                            Financial Officer, Assistant
                                            Treasurer and Assistant Secretary



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